UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ARIBA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ARIBA, INC.

** IMPORTANT NOTICE **

Regarding the Internet Availability of Proxy Materials

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

ARIBA, INC.

807 11TH

AVENUE SUNNYVALE, CA 94089

Shareholder Meeting to be held on 3/11/09

Proxy Materials Available

• Notice and Proxy Statement

• Annual Report

PROXY MATERIALS—VIEW OR RECEIVE

You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor. To facilitate timely delivery please make the request as instructed below on or before 2/25/09.

HOW TO VIEW MATERIALS VIA THE INTERNET

Have the 12 Digit Control Number available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIALS

1) BY INTERNET—www.proxyvote.com

2) BY TELEPHONE—1-800-579-1639

3) BY E-MAIL*—sendmaterial@proxyvote.com

*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

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Meeting Information

Meeting Type: Annual

Meeting Date: 3/11/09

Meeting Time: 8:00 A.M. EST

For holders as of: 1/12/09

Meeting Location:

ARIBA

11625 Rainwater Drive

500-600 Northwinds Center, Suite 150 Alpharetta, GA 94089

Meeting Directions:

From I-85 North, take the right fork onto GA-400 N toward BUCKHEAD/CUMMING (Portions toll). Continue on US-19 N taking exit #9/HAYNES BRIDGE RD/ ALPHARETTA. Turn left on HAYNES BRIDGE RD. Turn right on WESTSIDE PKY. Turn left on RAINWATER DR. The Ariba office at 11625 RAINWATER DR is on the right.

How To Vote

Vote In Person

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

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Voting items

1. Election of Directors

Nominees:

01) Harriet Edelman

02) Richard A. Kashnow

03) Robert D. Johnson

Ariba, Inc.’s Board of Directors recommends a vote “FOR” the Election of Directors.

2. To approve the amendment and restatement of Ariba’s 1999 Equity Incentive Plan to increase the number of shares of common stock available under the plan by 5,270,000 shares.

Ariba, Inc.’s Board of Directors recommends a vote “FOR” the approval of the amendment and restatement of Ariba’s 1999 Equity Incentive Plan.

3. To approve the amendment and restatement of Ariba’s Employee Stock Purchase Plan to increase the number of shares of common stock available under the plan by 1,500,000 shares.

Ariba, Inc.’s Board of Directors recommends a vote “FOR” the approval of the amendment and restatement of Ariba’s Employee Stock Purchase Plan.

4. To ratify the appointment of Ernst & Young LLP as the Company’s independent accountants for the fiscal year ending September 30, 2009.

Ariba, Inc.’s Board of Directors recommends a vote “FOR” the appointment of Ernst & Young LLP as the Company’s independent accountants for the fiscal year ending September 30, 2009.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

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